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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 3 to Registration Statement on Form S-8 of our report dated February 8, 2003, relating to the financial statements and financial statement schedule of Rouge Industries, Inc., which appears in Rouge Industries Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
June 23, 2003